UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2010
DATE OF REPORTING PERIOD: November 1, 2009 through April 30, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Global Total Return Fund (CGO)

Semiannual Report April 30, 2010

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For more than 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. Much of our success is due to our consistent application of our core belief when it comes to investment management: one-team, one-process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies.

We invite you to review our semiannual report.

  TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Commentary	4

Schedule of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes In Net Assets	13

Statement of Cash Flows	14

Notes to Financial Statements	15

Financial Highlights	23

Report of Independent Registered Public Accounting Firm	24

About Closed-End Funds	25

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	26

The Calamos Investments Advantage	27

Calamos Closed-End Funds	28

Letter to Shareholders

About the Fund

•	The Fund’s dynamic asset allocation approach and broad investment universe—including equities, higher yielding convertible and corporate bonds—provides enhanced opportunities for income and total returns.

•	Invests in securities from U.S. issuers and non-U.S. issuers.

Dear current and prospective shareholders:

Since 1977, our experience and the evolution of our one-team, one-process approach to investing have continued to meet the investment needs of our individual and institutional investors through many uncertain times and volatile markets. Our goal is to find the optimal balance between opportunity and risk, allowing our investors to take advantage of market gains while minimizing the impact of downward markets. At Calamos Investments, a single team of experts manages all of our strategies including equity, fixed-income and alternative strategies. Our unique process allows us to dynamically invest in a combination of asset classes where we see opportunity.

In 1985, we created our first mutual Fund and one of the first convertible securities mutual Funds by utilizing our experience managing institutional portfolios. Over the years, we have built upon that experience to create many investment strategies in open-end and closed-end Fund formats. Beginning in 1996, we began offering global investment strategies to capitalize on investment opportunities around the world.

In 2002, we launched our first closed-end Fund to great success. Closed-end Funds are long-term investments, the majority of which focus on providing monthly distributions, but there are important differences among individual closed-end Funds.

Today, we manage a total of five closed-end Funds. While each closed-end Fund has a different risk profile, the overall objectives are consistent. Calamos’ closed-end Funds can be grouped into two broad categories: enhanced fixed-income Funds and total return Funds. Each of our closed-end Funds invests in a combination of asset classes, maintaining the potential for capital appreciation and providing sources of income.

Enhanced Fixed-Income Funds

Portfolios positioned to pursue high current income from investment income and capital gains.

–	Convertible Opportunities and Income Fund (CHI)—invests in high yield and convertible securities, primarily in U.S. markets.

– Convertible and High Income Fund (CHY)—invests in high yield and convertible securities, primarily in U.S. markets.

Global Total Return Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders

–	Global Dynamic Income Fund (CHW)—invests in equities and higher yielding convertible securities and corporate bonds in both U.S. and non-U.S. markets.

Total Return Funds

Portfolios positioned to seek current income with increased emphasis on capital gains potential.

–	Global Total Return Fund (CGO)—invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

–	Strategic Total Return Fund (CSQ)—invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets.

Broadly speaking, we continue to favor companies and issuers with stronger balance sheets and the ability to grow without over-relying on the capital markets. We continue to emphasize companies with global leadership positions, well-recognized brands and capable management teams. Our investment process also reflects long-term thematic influences, such as productivity improvements, globalization and infrastructure building.

We believe that the volatility in the markets will continue to be unpredictable; accordingly, our aim is to think globally and be flexible. We have positioned the portfolios in higher quality names relative to the investment universe in which each respective Fund may participate. In regards to equities, while focusing on income and total return objectives, we have favored larger companies that have stronger balance sheets and global revenue streams, which we believe are better positioned to take advantage of opportunities that globalization offers and have the strength to withstand potential market turbulence.

While there are many positive signs in the economic picture, we continue to favor more conservative positioning in convertibles and high yield bonds. Notably, we have maintained an underweight position in the lowest quality credit tier. Over the years, we have relied heavily on our credit process to serve shareholders. We continue to believe that avoiding these speculative credits is prudent risk management, and historically has served our shareholders well. We have conviction that this positioning provides the portfolio with an attractive risk/reward profile in the current market environment.

In this semiannual report you will find a variety of information about the six months ended April 30, 2010 for your review. Enclosed are commentaries from our investment team, a list of portfolio holdings, financial data and highlights, as well as details about the performance and asset allocation.

During the reporting period, the Fund continued to operate in a very low interest rate environment. The environment has been conducive to the prudent use of leverage in the Fund, as we were able to borrow at inexpensive rates and achieve a return greater than the cost of leverage on the invested proceeds. The use of leverage has also been supportive of the Fund’s distribution rate. We plan to continue the judicious use of leverage so long as we believe it will create value for shareholders. Further, we believe that the Fund’s current distribution rate remains very attractive, especially when viewed against other income producing strategies. We and the Fund’s Board of

2	Global Total Return Fund SEMIANNUAL REPORT Letter to Shareholders

Letter to Shareholders

Trustees remain committed to providing a distribution that we believe is generally sustainable over the long-term and we will continue to keep a watchful eye on the investment climate to determine an appropriate rate for our shareholders.

We encourage you to call your financial advisor or Calamos Investments at 800.582.6959 to talk further about your individual investments. You may also visit our website at www.calamos/ce.com for more information about our Funds, their objectives and performances, as well as up-to-date market commentary.

Thank you for your confidence and for letting us serve your investment needs both now and in years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

Global Total Return Fund Letter to Shareholders SEMIANNUAL REPORT	3

Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

 TOTAL RETURN*
Common Shares – Inception 10/27/05

	6		Since
	Months	1 Year	Inception**

On Market Price	14.97%	62.73%	8.14%
On NAV	9.01%	37.87%	9.15%
*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

The objective of the Calamos Global Total Return Fund (CGO) is to seek total return through the combination of capital appreciation and current income by investing in a globally diversified portfolio of equities, convertible securities and below-investment-grade (high yield) fixed-income securities. Taking a defensive approach to global growth, the Fund seeks to participate in any long-term upward trends of global equity markets but with the added benefit — and potential downside protection — of a stable monthly distribution. By combining equities, convertible bonds and higher-yielding corporate securities from around the globe, the Fund seeks to generate capital gains as well as income, taking advantage of its flexibility to manage risk and reward over the course of the global economy’s cycle.

About the Fund

•	The Fund’s dynamic asset allocation approach and broad investment universe-including equities, higher yielding convertible and corporate bonds — provides enhanced opportunities for income and total returns.

•	Invests in securities from U.S. issuers, but with a Fund mandate that 30% of net assets are invested in securities of non-U.S. issuers.

 SECTOR WEIGHTINGS

Information Technology	22.1%
Energy	13.8
Health Care	12.9
Materials	10.4
Consumer Staples	9.0
Financials	7.8
Consumer Discretionary	7.3
Industrials	5.0
Telecommunication Services	2.9
Utilities	0.5
Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the portfolio may hold.
 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

How did the Fund perform over the reporting period on a NAV basis?

CGO’s net asset value (NAV) total return was a gain of 9.01%, slightly underperforming the MSCI World Index return of 9.67%.

How did the Fund perform over the reporting period on a market price basis?

The return on market price was 14.97% for the six-month period ended April 30, 2010. This significantly outperformed the MSCI World Index mentioned above. The

4	Global Total Return Fund SEMIANNUAL REPORT Investment Team Commentary

Investment Team Commentary

Fund realized a significant improvement to the discount (percentage that the Fund’s publicly traded price is relative to the NAV), moving from -4.80% discount at the beginning of the period to a premium of 0.40% at the end of the period.

What affected the Fund’s performance over the reporting period?

The Fund is invested in global equities, high yield bonds and convertibles. During the reporting period, many of our global equity issues in the Fund performed well and provided significant downside protection during the challenging month of January, when the market sold off due to profit taking by investors, and then subsequently participated on the upside when the markets rebounded.

High yield bonds and convertible securities also performed well as investors sought income-producing securities during the reporting period. High yield credit spreads narrowed, indicating a preference for high yield bonds, and ended the period at with the average spread trading at 588 basis points according to JP Morgan market data (at the beginning of the period, the spread was 749 basis points). In the convertible market, the reporting period was characterized by significant outperformance of the CCC credit tier of the convertible market. In this uncertain market environment, we have been significantly underweight the CCC rated issuers and this hampered the Fund’s performance.

From a sector positioning perspective versus the MSCI World Index, an underweight position and issue selection within financials added value during the reporting period. Value was also added through our issue selection within health care. An underweight position along with issue selection within the industrials sector detracted from performance during the period as did issue selection within the consumer staples sector.

The Fund is focused on investing in securities that potentially offer total return longer term, and that will also provide a yield or distribution. To help manage risks in this area, and certainly in light of current economic and market conditions, the Fund tends to have a higher quality bias than the broad high yield or convertible markets. While this did somewhat reduce returns as the lowest quality tiers of these markets showed the strongest performance, we continue to protect against volatility and default potential of the lowest grade securities.

What are your current thoughts regarding the Fund’s distribution rate?

The Fund has been operating in a very low interest rate environment as witnessed by the lower relative yields found in the marketplace. The S&P 500 Dividend Yield has been roughly 2%, 10 Year Treasury Bonds were yielding 3.3% and 30 Year Treasuries were yielding 4.2%. We believe that the market price yield of 8.18% at the end of the reporting period is very competitive in this environment. The Fund utilizes a level rate distribution policy which allows it to utilize income and short term capital gains on a monthly basis as well as long term capital gains at the Fund’s fiscal and calendar year end periods.

This report is presented for informational purposes only and should not be considered investment advice.

Global Total Return Fund Investment Team Commentary SEMIANNUAL REPORT	5

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (16.4%)
		Consumer Discretionary (4.9%)
1,000,000		Expedia, Inc.~ 7.456%, 08/15/18	$1,112,500
700,000		NetFlix, Inc. 8.500%, 11/15/17	749,000
2,000,000		Royal Caribbean Cruises, Ltd.µ 7.250%, 06/15/16	2,035,000
2,000,000		Service Corp. International 7.500%, 04/01/27	1,895,000

			5,791,500

		Consumer Staples (0.3%)
230,000		Del Monte Foods Company* 7.500%, 10/15/19	244,088
40,000		TreeHouse Foods, Inc. 7.750%, 03/01/18	41,800

			285,888

		Energy (2.1%)
620,000		Frontier Oil Corp.~ 8.500%, 09/15/16	643,250
1,000,000		Petroplus Holdings, AG* 6.750%, 05/01/14	955,000
750,000		Petróleo Brasileiro, SAµ 8.375%, 12/10/18	901,875

			2,500,125

		Financials (0.8%)
920,000		Leucadia National Corp.µ 8.125%, 09/15/15	968,300

		Health Care (1.7%)
1,800,000		HCA, Inc.~ 9.250%, 11/15/16	1,950,750

		Industrials (1.9%)
1,800,000		H&E Equipment Service, Inc.µ 8.375%, 07/15/16	1,800,000
410,000		SPX Corp.~ 7.625%, 12/15/14	435,625

			2,235,625

		Information Technology (0.1%)
110,000		JDA Software Group, Inc.* 8.000%, 12/15/14	115,775

		Materials (1.9%)
2,000,000		Mosaic Company* 7.625%, 12/01/16	2,196,748

		Telecommunication Services (2.1%)
1,700,000		Frontier Communications Corp.~ 9.000%, 08/15/31	1,725,500
750,000		Windstream Corp.~ 8.625%, 08/01/16	771,562

			2,497,062

		Utilities (0.6%)
1,000,000		Energy Future Holdings Corp. 10.250%, 11/01/15	755,000

		TOTAL CORPORATE BONDS (Cost $18,594,281)	19,296,773

CONVERTIBLE BONDS (26.7%)
		Consumer Staples (1.1%)
1,350,000		Archer-Daniels-Midland Companyµ 0.875%, 02/15/14	1,333,125

		Energy (2.3%)
1,200,000		Acergy, SA 2.250%, 10/11/13	1,298,477
1,070,000		Cameron International Corp.µ 2.500%, 06/15/26	1,354,887

			2,653,364

		Financials (0.8%)
700,000		Leucadia National Corp.µ 3.750%, 04/15/14	883,750

		Health Care (3.5%)
1,750,000		Medtronic, Inc.µ 1.625%, 04/15/13	1,861,563
760,000		Shire, PLC 2.750%, 05/09/14	763,807
1,200,000		Teva Pharmaceutical Industries, Ltd.µ 0.250%, 02/01/26	1,516,500

			4,141,870

		Industrials (0.6%)
685,000		Quanta Services, Inc. 3.750%, 04/30/26	699,556

		Information Technology (6.4%)
1,400,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	2,433,393
2,718,000	EUR	Cap Gemini, SAµ 1.000%, 01/01/12	1,615,685
2,700,000		Intel Corp.µ 2.950%, 12/15/35	2,747,250
630,000		Symantec Corp. 1.000%, 06/15/13	677,250

			7,473,578

		Materials (10.5%)
1,000,000		Anglo American, PLC 4.000%, 05/07/14	1,682,000
1,300,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,529,038

6	Global Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

1,600,000		Goldcorp, Inc.* 2.000%, 08/01/14	$1,914,000
2,420,000		Newmont Mining Corp.µ 3.000%, 02/15/12	3,236,750
		Sino-Forest Corp.*
700,000		5.000%, 08/01/13	792,750
580,000		4.250%, 12/15/16	622,050
1,140,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	1,187,025
1,200,000		Xstrata, PLC 4.000%, 08/14/17	1,428,000

			12,391,613

		Telecommunication Services (1.5%)
1,700,000		NII Holdings, Inc.µ 2.750%, 08/15/25	1,753,125

		TOTAL CONVERTIBLE BONDS (Cost $30,076,122)	31,329,981

U.S. GOVERNMENT AND AGENCY SECURITY (0.4%)
510,000		United States Treasury Note 1.500%, 10/31/10 (Cost $513,132)	513,148

SOVEREIGN BONDS (4.3%)
1,500,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	1,429,159
250,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,438,519
930,000	NZD	Government of New Zealand 6.000%, 04/15/15	698,425
8,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	1,436,935

		TOTAL SOVEREIGN BONDS (Cost $4,983,553)	5,003,038

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (6.0%)
		Consumer Staples (2.2%)
40,000		Archer-Daniels-Midland Companyµ 6.250%	1,584,000
		Bunge, Ltd.
7,800		4.875%	657,150
675		5.125%	368,719

			2,609,869

		Financials (3.8%)
17,000		American International Group, Inc.µ 8.500%	167,450
2,700		Bank of America Corp.µ 7.250%	2,651,373
1,600		Wells Fargo & Company 7.500%	1,577,600

			4,396,423

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,404,335)	7,006,292

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (5.2%)+*
		Energy (3.2%)
15,500		BNP Paribas, SA (ENSCO, PLC) 11.000%, 11/22/10	725,400
7,700		Deutsche Bank, AG (Apache Corp.) 8.000%, 06/10/10	774,004
20,500		Goldman Sachs Group, Inc. (Noble Corp.) 12.000%, 06/30/10	817,950
10,900		JPMorgan Chase & Company (Devon Energy Corp.) 8.000%, 05/28/10	734,551
25,000		JPMorgan Chase & Company (Pride International, Inc.) 12.000%, 08/06/10	742,000

			3,793,905

		Health Care (0.7%)
20,000		Deutsche Bank, AG (Medtronic, Inc.) 11.000%, 05/27/10	759,600

		Information Technology (0.6%)
40,500		Barclays Capital, Inc. (EMC Corp.) 8.000%, 09/08/10	737,100

		Materials (0.7%)
18,000		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 11/16/10	755,820

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $5,939,945)	6,046,425

NUMBER OF
SHARES			VALUE

COMMON STOCKS (60.9%)
		Consumer Discretionary (4.2%)
90,000	CHF	Swatch Group, AG	4,907,730

		Consumer Staples (7.6%)
33,000		Coca-Cola Companyµ	1,763,850
128,000	GBP	Diageo, PLCµ	2,183,056
55,000	CHF	Nestlé, SAµ	2,691,201
46,000	SEK	Swedish Match, AB	1,042,804

Global Total Return Fund Schedule of Investments SEMIANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

37,000		Walgreen Companyµ	$1,300,550

			8,981,461

		Energy (9.7%)
90,000	GBP	AMEC, PLCµ	1,143,733
380,000	GBP	BP, PLCµ	3,314,321
10,633		Cameron International Corp.µ#	419,578
17,000		Chevron Corp.µ	1,384,480
70,000		Halliburton Companyµ	2,145,500
21,000	EUR	Technip, SA	1,679,179
72,000	NOK	TGS Nopec Geophysical Company, ASA#	1,379,914

			11,466,705

		Financials (4.5%)
70,300	GBP	Schroders, PLC	1,486,249
350,000	SGD	Singapore Exchange, Ltd.	2,075,051
65,000	GBP	Standard Chartered, PLC	1,733,841

			5,295,141

		Health Care (10.4%)
29,000		Alcon, Inc.µ	4,519,940
39,000		Johnson & Johnsonµ	2,507,700
24,000		Medtronic, Inc.µ	1,048,560
40,000	DKK	Novo Nordisk, A/S - Class Bµ	3,291,115
37,500	GBP	Shire, PLC	826,056

			12,193,371

		Industrials (3.8%)
98,500	CHF	ABB, Ltd.µ#	1,889,378
52,000		General Electric Companyµ	980,720
16,000	EUR	Siemens, AG	1,578,020

			4,448,118

		Information Technology (20.7%)
880,000	GBP	ARM Holdings, PLC	3,394,172
117,000	GBP	Autonomy Corp., PLCµ#	3,209,458
37,000	JPY	Canon, Inc.µ	1,692,502
130,000		Dell, Inc.µ#	2,103,400
38,000		Infosys Technologies, Ltd.µ	2,275,440
92,000	TWD	MediaTek, Inc.	1,557,748
34,000		Microsoft Corp.µ	1,038,360
7,500	JPY	Nintendo Company, Ltd.µ	2,519,456
175,000	EUR	Nokia, OYJµ#	2,139,467
35,000		QUALCOMM, Inc.	1,355,900
100,000	BRL	Redecard, SA	1,651,086
28,000	EUR	SAP, AG	1,350,946

			24,287,935

		TOTAL COMMON STOCKS (Cost $74,654,118)	71,580,461

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.8%)#
		Industrials (0.0%)
130	CHF	ABB, Ltd. Call, 06/18/10, Strike $24.00	785

		Other (2.8%)
		iShares MSCI EAFE Index Fund
5,550		Put, 12/18/10, Strike $52.00	2,178,375
2,100		Put, 09/18/10, Strike $52.00	603,750
		SPDR Trust Series 1
880		Put, 12/18/10, Strike $108.00	433,840
330		Put, 09/18/10, Strike $110.00	116,160

			3,332,125

		TOTAL PURCHASED OPTIONS (Cost $3,361,911)	3,332,910

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (2.6%)
3,061,948		Fidelity Prime Money Market Fund - Institutional Class (Cost $3,061,948)	3,061,948

TOTAL INVESTMENTS (125.3%) (Cost $148,589,345)			147,170,976

LIABILITIES, LESS OTHER ASSETS (-25.3%)			(29,690,017)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$117,480,959

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-0.1%)#
		Other (-0.1%)
1,000		iShares MSCI EAFE Index Fund Call, 06/19/10, Strike $56.00 (Premium $186,965)	(117,500)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $6,639,187.
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $67,973,652.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $10,330,225 or 8.8% of net assets applicable to common shareholders.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.
#	Non-income producing security.

8	Global Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	$12,000,000	$(239,237)
BNP Paribas, SA	2.0200% quarterly	3 month LIBOR	03/09/12	8,000,000	(161,528)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	7,000,000	(96,194)

					$(496,959)

Global Total Return Fund Schedule of Investments SEMIANNUAL REPORT	9

See accompanying Notes to Financial Statements

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

 CURRENCY EXPOSURE APRIL 30, 2010 (UNAUDITED)

	Value	% of Total Investments
US Dollar	$89,264,092	60.7%
British Pound Sterling	19,724,279	13.4
Swiss Franc	9,489,094	6.4
European Monetary Unit	8,363,297	5.7
Japanese Yen	4,211,958	2.9
Danish Krone	3,291,115	2.2
Brazilian Real	3,089,605	2.1
Norwegian Krone	2,816,849	1.9
Singapore Dollar	2,075,051	1.4
New Taiwanese Dollar	1,557,748	1.1
Australian Dollar	1,429,159	1.0
Swedish Krona	1,042,804	0.7
New Zealand Dollar	698,425	0.5
Total Investments Net of Written Options	$147,053,476	100.0%

Currency exposure may vary over time.

10	Global Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

April 30, 2010 (unaudited)

ASSETS
Investments in securities, at value (cost $148,589,345)	$147,170,976
Foreign currency (cost $60,929)	60,552
Receivables:
Accrued interest and dividends	1,071,323
Investments sold	451,998
Fund shares sold	8,880
Prepaid expenses	28,322
Other assets	45,076

Total assets	148,837,127

LIABILITIES
Options written, at value (premium $186,965)	117,500
Unrealized depreciation on interest rate swaps	496,959
Payables:
Note payable	30,000,000
Investments purchased	522,126
Affiliates:
Investment advisory fees	122,796
Deferred compensation to trustees	45,076
Financial accounting fees	1,404
Trustees’ fees and officer compensation	197
Other accounts payable and accrued liabilities	50,110

Total liabilities	31,356,168

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$117,480,959

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 8,038,910 shares issued and outstanding	$113,821,173
Undistributed net investment income (loss)	(3,284,541)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	8,794,610
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and interest rate swaps	(1,850,283)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$117,480,959

Net asset value per common shares based upon 8,038,910 shares issued and outstanding	$14.61

Global Total Return Fund Statement of Assets and Liabilities SEMIANNUAL REPORT	11

See accompanying Notes to Financial Statements

Statement of Operations

Six Months Ended April 30, 2010 (unaudited)

INVESTMENT INCOME
Interest	$1,851,182
Dividends	1,479,527
Dividend taxes withheld	(47,905)

Total investment income	3,282,804

EXPENSES
Investment advisory fees	721,397
Interest expense and related fees	307,358
Legal fees	29,898
Printing and mailing fees	20,787
Transfer agent fees	17,104
Custodian fees	13,530
Registration fees	11,765
Audit fees	11,057
Accounting fees	9,355
Trustees’ fees and officer compensation	8,691
Financial accounting fees	8,245
Other	9,554

Total expenses	1,168,741

Net expenses	1,168,741

NET INVESTMENT INCOME (LOSS)	2,114,063

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	9,123,108
Purchased options	(992,785)
Foreign currency transactions	(12,966)
Written options	(1,078,279)
Interest rate swaps	(261,514)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	434,765
Purchased options	522,943
Foreign currency translations	(10,134)
Written options	372,818
Interest rate swaps	(226,399)

NET GAIN (LOSS)	7,871,557

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$9,985,620

12	Global Total Return Fund SEMIANNUAL REPORT Statement of Operations

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2010	October 31,
	(unaudited)	2009

OPERATIONS
Net investment income (loss)	$2,114,063	$4,178,171
Net realized gain (loss)	6,777,564	5,208,436
Change in unrealized appreciation/(depreciation)	1,093,993	22,814,260

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	9,985,620	32,200,867

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(4,812,313)	(9,361,460)
Net realized gains	—	(698,540)

Net decrease in net assets from distributions to common shareholders	(4,812,313)	(10,060,000)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	147,245	—
Offering costs on common shares	—	(46,028)
Reinvestment of distributions resulting in the issuance of common stock	146,208	163,025

Net increase (decrease) in net assets from capital stock transactions	293,453	116,997

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	5,466,760	22,257,864

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$112,014,199	$89,756,335

End of period	117,480,959	112,014,199

Undistributed net investment income (loss)	$(3,284,541)	$(586,291)

Global Total Return Fund Statements of Changes in Net Assets SEMIANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statement of Cash Flows

Six Months Ended April 30, 2010 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$9,985,620
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities
Change in unrealized appreciation or depreciation on interest rate swaps	226,399
Change in written options	(1,916,250)
Purchase of investment securities	(89,781,832)
Proceeds from disposition of investment securities	96,199,641
Amortization and accretion of fixed-income securities	(245,834)
Purchase of short term investments, net	(790,063)
Net realized gains/losses from investments, excluding purchased options	(9,123,108)
Net realized gains/losses from purchased options	992,785
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(434,765)
Change in unrealized appreciation or depreciation on purchased options	(522,943)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(73,484)
Prepaid expenses	(23,095)
Other assets	(8,301)
Increase/(decrease) in liabilities:
Payables to affiliates	8,584
Other accounts payable and accrued liabilities	(5,551)

Net cash provided by/(used in) operating activities	$4,487,803

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	138,365
Distributions to common shareholders	(4,666,105)

Net cash provided by/(used in) financing activities	$(4,527,740)

Net increase/(decrease) in cash and foreign currency*	$(39,937)

Cash and foreign currency at beginning of period	$100,489

Cash and foreign currency at end of period	$60,552

Supplemental disclosure
Cash paid for interest and related fees	$309,020

Non-cash financing activities not included herein consists of reinvestment of dividends and distributions of:	$146,208

*Includes net change in unrealized appreciation or depreciation on foreign currency of $(266).

14	Global Total Return Fund SEMIANNUAL REPORT Statement of Cash Flows

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities and certain convertible preferred securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Global Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	15

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of

16	Global Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $45,076 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2010. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2010.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of long-term investments, for the period ended April 30, 2010 were as follows:

Cost of purchases	$79,690,165
Proceeds from sales	92,304,974

The following information is presented on a federal income tax basis as of April 30, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

Global Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	17

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at April 30, 2010 was as follows:

Cost basis of Investments	$148,852,292

Gross unrealized appreciation	8,084,532
Gross unrealized depreciation	(9,765,848)

Net unrealized appreciation (depreciation)	$(1,681,316)

NOTE 4 – INCOME TAXES

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2010 will be determined at the end of each Fund’s current fiscal year.

Distributions during the fiscal year ended October 31, 2009, were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$9,361,460
Long-term capital gains	698,540

As of October 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,664,682
Undistributed capital gains	—

Total undistributed earnings	1,664,682
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(3,138,680)

Total accumulated earnings/(losses)	(1,473,998)
Other	(39,523)
Paid-in capital	113,527,720

Net assets applicable to common shareholders	$112,014,199

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 8,038,910 shares outstanding at April 30, 2010. Calamos Advisors owned 10,172 of the outstanding shares at April 30, 2010. Transactions in common shares were as follows:

	Period Ended	Year Ended
	April 30, 2010	October 31, 2009

Beginning shares	8,019,138	8,006,981
Shares sold	9,900	—
Shares issued through reinvestment of distributions	9,872	12,157

Ending shares	8,038,910	8,019,138

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the first six months of the fiscal year had net proceeds received in excess of net asset value of $1,183.

18	Global Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2010.

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2010, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended April 30, 2010, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2009	6,250	$1,730,397
Options written	5,400	992,237
Options closed	(10,650)	(2,535,669)
Options excercised	—	—
Options expired	—	—

Options outstanding at April 30, 2010	1,000	$186,965

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, a Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest

Global Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements

rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2010, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of April 30, 2010:

	Assets		Liabilities
	Statement of Assets &		Statement of Assets &
	Liabilities Location	Value	Liabilities Location	Value

Derivative Type:
Purchased options	Investments in securities	$3,332,910
Written options			Written options	$117,500
Interest Rate contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	496,959

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED APRIL 30, 2010*

Equity:
Purchased options	9,760
Written options	5,400
Foreign currency contracts	—
Interest rate swaps	—
Credit swaps	—

*Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

NOTE 7 – BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $59,000,000 and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the period ended April 30, 2010, the average borrowings under the Agreement and the average interest rate were $30,000,000 and 1.22%, respectively. As of April 30, 2010, the amount of such outstanding borrowings is $30,000,000. The interest rate applicable to the borrowings on April 30, 2010 was 1.29%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP

20	Global Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

NOTE 8 – STRUCTURED EQUITY-LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

NOTE 9 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

Global Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 – Quoted Prices
Common Stocks	$24,495,064	$—
Convertible Preferred Stocks	5,980,423	—
Purchased Options	3,332,910	—
Written Options	—	(117,500)
Short Term Investments	3,061,948	—
Level 2 – Other significant observable inputs
Common Stocks	47,085,397	—
Convertible Bonds	31,329,981	—
Corporate Bonds	19,296,773	—
U.S. Government and Agency Security	513,148	—
Sovereign Bonds	5,003,038	—
Convertible Preferred Stocks	1,025,869	—
Structured Equity-Linked Securities	6,046,425	—
Interest Rate Swaps	—	(496,959)

Total	$147,170,976	$(614,459)

22	Global Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Six Months Ended						October 27, 2005*
	April 30,						through
	(unaudited)		Year Ended October 31,				October 31,

	2010		2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.97		$11.21	$21.05	$16.31	$14.29	$14.32	(a)

Income from investment operations:
Net investment income (loss)	0.26	**	0.52 **	0.74 **	0.96 **	0.86	—

Net realized and unrealized gain (loss)	0.98		3.51	(9.00)	5.38	2.40	—

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	(0.09)	(0.39)	(0.29)	—

Net realized gains (common share equivalent basis)	—		—	(0.09)	— (b)	—	—

Total from investment operations	1.24		4.03	(8.44)	5.95	2.97	—

Less distributions to common shareholders from:
Net investment income	(0.60)		(1.17)	(1.15)	(1.09)	(0.65)	—

Net realized gains	—		(0.09)	(0.23)	(0.12)	(0.19)	—

Capital charge resulting from issuance of common and preferred shares and related offering costs	—		(0.01)	(0.02)	—	(0.11)	(0.03)

Net asset value, end of period	$14.61		$13.97	$11.21	$21.05	$16.31	$14.29

Market value, end of period	$14.67		$13.30	$9.54	$19.51	$15.62	$15.00

Total investment return based on(c):
Net asset value	9.01%		40.32%	(41.78)%	38.30%	20.77%	(0.24)%

Market value	14.97%		56.98%	(46.54)%	33.84%	10.19%	0.00%

Net assets, end of period (000)	$117,481		$112,014	$89,756	$168,551	$130,588	$114,439

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$59,000	$59,000	$—

Ratios to average net assets applicable to common shareholders:
Net expenses(d)	2.04	%(e)	2.43%	2.28%	1.72%	1.70%	1.33	%(e)

Gross expenses prior to expense reductions and earnings credits(d)	2.04	%(e)	2.44%	2.29%	1.72%	1.70%	3.37	%(e)

Net expenses, excluding interest expense	1.50	%(e)	1.55%	1.84%	1.72%	1.70%	1.33	%(e)

Net investment income (loss)(d)	3.69	%(e)	4.34%	4.08%	5.37%	5.57%	(1.33	)%(e)

Preferred share distributions	—	%(e)	—%	0.52%	2.17%	1.89%	0.00	%(e)

Net investment income (loss), net of preferred share distributions from net investment income	3.69	%(e)	4.34%	3.56%	3.20%	3.68%	0.00	%(e)

Portfolio turnover rate	58%		65%	82%	85%	32%	0%

Average commission rate paid	$0.0136		$0.0167	$0.0830	$0.0377	$0.0258	$—

Asset coverage per preferred share, at end of period(f)	$—		$—	$—	$96,423	$80,358	$—

Asset coverage per $1,000 of loan outstanding(g)	$4,916		$4,734	$3,493	$—	$—	$—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

Global Total Return Fund Financial Highlights SEMIANNUAL REPORT	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Total Return Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Global Total Return Fund (the “Fund”) as of April 30, 2010, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2009 and the financial highlights for each of the four years then ended and for the period from October 27, 2005 (commencement of operations) through October 31, 2005; and in our report dated December 17, 2009, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 22, 2010

24	Global Total Return Fund SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Global Total Return Fund About Closed-End Funds SEMIANNUAL REPORT	25

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

26	Global Total Return Fund SEMIANNUAL REPORT Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

Global Total Return Fund The Calamos Investments Advantage SEMIANNUAL REPORT	27

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/10	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments and may vary over time.

28	Global Total Return Fund SEMIANNUAL REPORT Calamos Closed-End Funds

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications would have arrived by traditional mail.

Visit www.calamos.com and sign up for e-Delivery.

Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2009, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 21, 2010, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2010 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CGOSAN 2706 2010

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund
By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2010

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2010

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2010